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                                                             EXHIBIT 10(n)
                       EXCERPT FROM MINUTES
                   PERSONNEL COMMITTEE MEETING
                    TCF FINANCIAL CORPORATION
                          JUNE 26, 1994
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      RE: SERP & SENIOR OFFICER DEFERRED COMPENSATION PLAN

     Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

     WHEREAS, this Committee has the authority to amend the Senior Officer Deferred Compensation Plan and the Supplemental Employee Retirement Plan ("SERP") and desires to do so to provide that Executive Vice Presidents of insured institution subsidiaries are eligible for both plans;

     NOW, THEREFORE, IT IS HEREBY

     RESOLVED, that section 1.d. of the Senior Officers Deferred Compensation Plan is amended to read as follows:

Employees eligible to participate in this Plan are Employees of a Company who hold the office of Senior Vice President of TCF Financial Corporation or TCF Bank Minnesota fsb or President or Executive Vice President of an insured institution subsidiary of TCF Financial or President of a direct or indirect subsidiary of TCF Financial; PROVIDED, that an Employee who is eligible to participate in the TCF Financial Executive Deferred Compensation Plan shall not be eligible to participate in this Plan.

     FURTHER RESOLVED, that Section II(b) of the SERP is amended to read as follows:

ELIGIBLE EMPLOYEE.   Employees of TCF Financial Corporation ("TCF Financial")
or any of its direct or indirect subsidiaries, including TCF Bank Minnesota fsb ("TCF Bank" or "TCF Banking"), are eligible for this Plan if they are eligible to participate in either the TCF Financial Executive Deferred Compensation Plan or the TCF Financial Senior Officer Deferred Compensation Plan.

     FURTHER RESOLVED, that the appropriate officers are authorized and directed to implement these resolutions and amendments and these amendments shall be effective for the 1994 plan year of both plans.

     I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of minutes of the Personnel Committee of the Corporation meeting held on June 26, 1994, and that the minutes have not been modified or rescinded as of the date hereof.

                                    /s/ Gregory J. Pulles
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                                   Gregory J. Pulles
(Corporate Seal)

Dated:  March 28, 1995